UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2024

Incannex Healthcare Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41106	93-2403210
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 105, 8 Century Circuit Norwest, NSW 2153 Australia	Not applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: +61 409 840 786

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.0001 par value per share	IXHL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 17, 2024, Incannex Healthcare Inc. (“Company”) completed a closing for the issuance of a secured convertible debenture (“Debenture”) in the principal amount of $3,333,333, with 10% original issue discount and payment-in-kind interest rate at 5%, to Arena Special Opportunities (Offshore) Master II LP (“Arena”). The Debenture matures on April 14, 2026.

The net proceeds received from the issuance of the Debenture, after deduction of expenses reimbursable to Arena, amounted to $2,877,588 million. The funds will be utilized to advance the development of the company's three lead assets, ensuring continued progress in their research and development pipeline, while also providing essential working capital to support the company's operational growth and strategic initiatives.

Further information is included in Item 3.02 to this Form 8-K and in the Forms 8-K filed by the Company on September 10, 2024, which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

As discussed in Item 2.03, the Company completed closing for the issuance of the Debenture to Arena on October 17, 2023. The Debenture has a conversion price of $1.84 per share of common stock, subject to adjustments pursuant to the terms of the Debenture. The issuance of the Debenture is exempt under Section 4(a)(2) of the Securities Act of 1933.

In addition, the Company issued a warrant (“Warrant”) to Arena. The Warrant is exercisable for 453,749 shares of common stock of the Company. The exercise price of the Warrant is 115% of the closing price of the shares of common stock recorded on Nasdaq on October 14, 2024. The issuance of the Warrant is exempt under Section 4(a)(2) of the Securities Act of 1933.

The Company is obligated to file a registration statement to register the shares of common stock underlying the Debenture and the Warrant.

Further information is included in Item 2.03 to this Form 8-K and in the Forms 8-K filed by the Company on September 10, 2024, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement between Incannex Healthcare Inc. and Arena Investors, LP, dated as of September 6, 2024 (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC on September 10, 2024).
10.2	Secured Convertible Debenture, dated October 14, 2024
10.3	Common Stock Purchase Warrant, dated October 14, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Incannex Healthcare Inc.

Date: October 21, 2024		/s/ Joel Latham
	Name:	Joel Latham
	Title:	Chief Executive Officer and President

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